SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         November 21, 2003
                                                         -----------------


                    GOLD BANC CORPORATION, INC.
                    ---------------------------
      (Exact name of Registrant as specified in its charter)

       Kansas               0-28936            48-1008593
       ------               -------            ----------
      (State of         (Commission File    (I.R.S. Employer
   Incorporation)                                Number) Identification Number)


             11301 Nall Avenue, Leawood, Kansas 66211
             ----------------------------------------
        (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


   (Former name or former address, if changed since last report)



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Item 5.    Other Events and Regulation FD Disclosure

      On November 21, 2003, the Registrant and Gold Bank, a Kansas banking corporation and wholly-owned subsidiary of the Registrant, entered into a Restitution and Settlement Agreement with Michael W. Gullion, the former Chairman of the Board, President and Chief Executive Officer of the Registrant. Pursuant to the terms and conditions of the Restitution and Settlement Agreement, the Registrant received a payment from Mr. Gullion in the amount of $1.2 million on November 26, 2003. The form of the Restitution and Settlement Agreement is attached hereto as Exhibit 99.1 and described in the Registrant's Press Release, dated December 4, 2003, which is attached hereto as Exhibit 99.2.

      The Registrant and CompuNet Engineering, Inc., a wholly-owned subsidiary of the Registrant, entered into a Letter of Understanding for Acquisition of CompuNet Engineering, Inc., with Computer Source, Inc., pursuant to which Computer Source, Inc. has proposed to purchase the outstanding stock of CompuNet Engineering, Inc. from the Registrant for cash. The parties are in the process of negotiating a definitive agreement and expect to close the transaction prior to year end.

      The Registrant's Oklahoma banking subsidiary, Gold Bank, has closed the previously announced sale of two of its rural Oklahoma branches.

      The Registrant has awarded performance contingent restricted stock grants to its Chief Executive Officer, Malcolm M. Aslin, and to its Chief Financial Officer, Rick J. Tremblay, in recognition of their dedicated efforts following the termination of the Registrant's prior Chief Executive Officer and as incentive to further improve the Registrant's financial performance and stock price.

      The financial statement impact to the Registrant of each of the above events is discussed in the Registrant's Press Release, dated December 8, 2003, which is attached hereto as Exhibit 99.2.

Item 7.         Financial Statements and Exhibits


Exhibit Number  Description

99.1            Restitution and Settlement Agreement by
                and among Gold Banc Corporation, Inc.,
                Gold Bank and Michael W. Gullion, dated
                November 21, 2003.



99.2            Press Release dated December 8, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: December 8, 2003
                               By:     /s/ Rick J. Tremblay
                                  ---------------------------------
                                          Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer